UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2008

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2008, ValueClick, Inc. (the "Company") entered into a Credit Agreement by and among the Company, Wells Fargo Bank, National Association as Administrative Agent, Swing Line Lender and L/C Issuer (the "Agent"), and certain other financial institutions from time to time party thereto (the "Credit Agreement"). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Credit Agreement.

The Credit Agreement provides the Company with a senior secured revolving credit facility of up to $100 million until November 14, 2011. Revolving loans bear interest at either (i) the Base Rate, which is equal to the highest of (a) the Agent's prime rate, (b) the federal funds rate plus 1.50%, and (c) the one month reserve adjusted daily LIBOR rate plus 1.50%, or (ii) the London Interbank Offered Rate ("LIBOR"), in each case plus an applicable margin as in effect at each interest calculation date. The applicable margin in effect from time to time is based on the Company’s total leverage ratio. The applicable margins range from 1.50% to 2.25% for LIBOR loans and from 0.50% to 1.25% for Base Rate loans.

The Credit Agreement contains a number of covenants that, among other things and subject to certain exceptions, restricts the Company's ability and the ability of its subsidiaries to:

• incur additional indebtedness or contingent obligations;
• pay dividends on capital stock;
• redeem, repurchase or retire capital stock or other indebtedness (subject to the Permitted Acquisition and Stock Repurchase Maximum Amount described in the Credit Agreement);
• make investments, loans and advances;
• make acquisitions (subject to the Permitted Acquisition and Stock Repurchase Maximum Amount described in the Credit Agreement);
• create restrictions on the payment of dividends or other amounts to the Company from its subsidiaries;
• engage in transactions with affiliates;
• sell assets, including capital stock of the Company's subsidiaries;
• consolidate or merge; and
• create liens.

The Credit Agreement also requires compliance with certain financial covenants, including a total leverage ratio and minimum EBITDA and minimum unrestricted, unencumbered liquid asset requirements, in each case calculated as set forth in the Credit Agreement. As of November 14, 2008, the Company was in compliance with all of the financial covenants required by the Credit Agreement.

The Credit Agreement also contains certain common affirmative covenants and events of default, which are subject to the terms and conditions of the Credit Agreement, including, as applicable, certain cure periods and notice requirements. Upon the occurrence of an event of default under the Credit Agreement, the principal and accrued interest under the revolving credit facility then outstanding may be declared due and payable.

Certain of the Company’s domestic subsidiaries have guaranteed the obligations of the Company under the Credit Agreement pursuant to a separate Guaranty Agreement (the "Guaranty"). All future domestic subsidiaries of the Company (other than certain immaterial subsidiaries) also are required to guarantee the obligations of the Company under the Credit Agreement. The Company's obligations under the Credit Agreement are secured by a lien on substantially all of its present and future assets pursuant to a separate Security Agreement (the "Security Agreement). In addition, the obligations of each subsidiary Guarantor are secured by a lien on substantially all of such subsidiary’s present and future assets. The subsidiary guarantees and the collateral under the Security Agreement are subject to release upon fulfillment of certain conditions specified in the Credit Agreement, Security Agreement and the Guaranty Agreement.

The revolving credit facility is available to be used by the Company, among other things, to fund its working capital needs and for other general corporate purposes, including acquisitions and/or stock repurchases. The Company will pay a commitment fee on unused amounts that ranges, based on the Company’s total leverage ratio, from 0.25% to 0.40% of the unused portion of the revolving credit facility.

The descriptions of the terms of the Credit Agreement, the Security Agreement and the Guaranty are qualified in their entirety by reference, respectively, to the Credit Agreement (which is attached hereto as Exhibit 10.1 and incorporated in this Item 1.01 by reference), the Security Agreement (which is attached hereto as Exhibit 10.2 and incorporated in this Item 1.01 by reference) and the Guaranty (which is attached hereto as Exhibit 10.3 and incorporated in this Item 1.01 by reference).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report is incorporated by reference into this Section 2.03.

Item 3.03 Material Modifications to Rights of Security Holders.

The Credit Agreement may directly or indirectly limit the Company's ability to pay dividends. Accordingly, the information included in Item 1.01 of this Report is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed or furnished herewith:

10.1 Credit Agreement dated as of November 14, 2008 by and among ValueClick, Inc., Wells Fargo Bank, National Association (as Administrative Agent, Swing Line Lender and L/C Issuer), and certain other financial institutions from time to time party thereto.

10.2 Security Agreement dated as of November 14, 2008 by and among ValueClick, Inc., Hi-Speed Media, Inc., Web Marketing Holdings, LLC, Web Clients, LLC, I-Deal Direct Interactive, LLC, Mezi Media, Inc., Search123.com Inc., Mediaplex, Inc., Be Free, Inc., Commission Junction, Inc. and Wells Fargo Bank, National Association.

10.3 Guaranty Agreement dated as of November 14, 2008 by Hi-Speed Media, Inc., Web Marketing Holdings, LLC, Web Clients, LLC, I-Deal Direct Interactive, LLC, Mezi Media, Inc., Search123.com Inc., Mediaplex, Inc., Be Free, Inc., and Commission Junction, Inc. in favor of Wells Fargo Bank, National Association.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

November 18, 2008	By:	/s/ John Pitstick

Name: John Pitstick
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement dated as of November 14, 2008 by and among ValueClick, Inc., Wells Fargo Bank, National Association (as Administrative Agent, Swing Line Lender and L/C Issuer), and certain other financial institutions from time to time party thereto.
10.2	Security Agreement dated as of November 14, 2008 by and among ValueClick, Inc., Hi-Speed Media, Inc., Web Marketing Holdings, LLC, Web Clients, LLC, I-Deal Direct Interactive, LLC, Mezi Media, Inc., Search123.com Inc., Mediaplex, Inc., Be Free, Inc., Commission Junction, Inc. and Wells Fargo Bank, National Association.
10.3	Guaranty Agreement dated as of November 14, 2008 by Hi-Speed Media, Inc., Web Marketing Holdings, LLC, Web Clients, LLC, I-Deal Direct Interactive, LLC, Mezi Media, Inc., Search123.com Inc., Mediaplex, Inc., Be Free, Inc., and Commission Junction, Inc. in favor of Wells Fargo Bank, National Association.